Semiannual Report February 28, 1999





                                   OPPENHEIMER
                                   Real Asset
                                      Fund




                                    [PICTURE]




                                Oppenheimer Funds
                             THE RIGHT WAY TO INVEST

Contents

3      President's  Letter

4      An  Interview  with  Your  Fund's  Manager

11     Financial  Statements

30     Officers  and  Trustees

32     Information  and  Services


Report  highlights
------------------

- Commodity prices declined sharply over the past six months, making 1998 the worst year for the commodities markets in over 60 years.

- The Fund continues to serve as an effective asset allocation tool within a broadly diversified, long-term investment portfolio.


Cumulative  Total  Returns
For  the  6-Month  Period  Ended  2/28/99

Class A
Without           With
Sales Chg.(1)  Sales Chg.(2)
----------------------------
-20.20%            -24.79%
----------------------------

Class B
Without            With
Sales Chg.(1)  Sales Chg.(2)
----------------------------
-20.52%            -24.31%
----------------------------

Class C
Without           With
Sales Chg.(1)  Sales Chg.(2)
----------------------------
-20.49%            -21.25%
----------------------------
Class Y
Without            With
Sales Chg.(1)  Sales Chg.(2)
----------------------------
-20.17%            -20.17%
----------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. In reviewing performance, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because the stock market can be volatile, the Fund's performance may be subject to substantial short-term changes.

For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com. It is important to note that the Fund has a limited operating history, having been first offered 3/31/97, is non-diversified and invests a substantial portion of its assets in derivative instruments that entail potentially higher volatility and risk of loss than traditional equity or debt securities. The Fund is not intended as a complete investment program and is intended for investors with long-term investment goals who are willing to accept this greater risk.
1. Includes changes in net asset value per share without deducting any sales charges.

2. Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. Class Y shares are available principally to certain institutional investors. Class B and Class C Shares are subject to an annual 0.75% asset-based sales charge.
An explanation of the different performance calculations is in the Fund's prospectus.



                         2  Oppenheimer Real Asset Fund

[PHOTOGRAPH  OF  JAMES  C.  SWAIN]
James  C.  Swain
Chairman
Oppenheimer
Real  Asset  Fund

[PHOTOGRAPH  OF  BRIDGET  A.  MACASKILL]
Bridget  A.  Macaskill
President
Oppenheimer
Real  Asset  Fund


Dear  shareholder,

Contrary to what many analysts had expected, the U.S. economy appears to have picked up steam over the past few months. The fourth quarter of 1998 posted the fastest rate of economic growth in two years, and early indications suggest that the first quarter of 1999 may follow suit.
     With respect to the U.S. bond market, stronger than expected economic growth has triggered concerns that the Federal Reserve may raise key interest rates to forestall an acceleration of inflation. As a result, yields of longer term taxable bonds have risen from their October 1998 lows, when investors had bid up prices during the global "flight to quality." At the same time, tax exempt bond prices and yields have remained relatively stable.
     In the U.S. stock market, it might appear at first glance that prices are rising as rapidly as the economy is growing. However, a closer look reveals that, with the exception of large-cap growth companies and the technology industry, most stock prices remained relatively flat. What's more, the disparity in valuations between large companies, which have led the market's advance, and smaller ones, which have lagged, has become historically wide.
     What do these observations mean for your investments? In our view, actively managed portfolios that are closely monitored by expert money managers are likely to provide better returns than passive index investing in 1999. That's because selectivity is expected to be more critical to performance than it has been over the past few years. In a potentially overvalued stock market and rising interest-rate environment, the ability to identify the most promising securities could become paramount.
     Even though many equity investors may be tempted to jump aboard the technology bandwagon, we suggest a more prudent course: broad diversification beyond any single asset class, industry, capitalization range or geographic region. We believe that the risks of this investment environment require consideration of a broad range of investments and markets, including bonds. That way, if one market experiences setbacks, one or more of the others may help cushion the effects on your overall portfolio.
     No matter what the financial markets have in store, we resolve to continue working with your financial advisor to keep you apprised of potential risks and opportunities. Providing you with the market information, professionally managed investments and other resources you need to achieve your financial goals is an important part of our enduring commitment to you as The Right Way to Invest.

Sincerely,


/S/  James  C.  Swain               /S/  Bridget  A.  Macaskill
---------------------               ---------------------------
James  C.  Swain                    Bridget  A.  Macaskill
March  19,  1999


                         3  Oppenheimer Real Asset Fund

An  interview  with  your  Fund's  managers

How did Oppenheimer Real Asset Fund perform during the six-month period that ended February 28, 1999?
While we are disappointed that most commodity prices have remained quite weak, we are pleased that the Fund has performed as it was designed: as a financial planning tool providing returns that have tended to be uncorrelated to the stock market.
     Because the past six months have been strong for stocks and weak for commodities, the Fund's share price fell along with its unmanaged benchmark, the Goldman Sachs Commodities Index (GSCI ).(1) However, we remain confident that the Fund will prove its true worth during periods of sustained declines in common stocks, when we expect rising commodity prices to help the Fund offset unrealized losses in the equities portion of your total investment portfolio.

Why  have  commodity  prices  continued  to  decline?
In 1998, we experienced the worst year for commodities prices since the Great Depression. Every sector of the commodities market saw prices decline, including energy, agricultural products, livestock, industrial metals and precious metals. Although each individual sector responds to its own unique combination of economic and market-driven influences, two factors appear to have adversely affected all commodities: the Asian financial crisis and the weather.

1. While the Fund seeks to maintain a 90% or greater correlation with the GSCI, this projected correlation is a portfolio management technique and not a formal investment policy of the Fund. The correlation strategy can be changed by the Manager at any time. Because the Fund's commodity-linked investments may be allocated to different commodity sectors in amounts that vary from the proportional weightings of the GSCI, the Fund is not an "index" fund.


                         4  Oppenheimer Real Asset Fund

[PHOTOGRAPH  OF  PORTFOLIO  MANAGEMENT]
Portfolio  Management
Team  (l  to  r)
Mark  Anson
Russell  Read

The Asian currency and credit crisis that began in 1997 appears to have stabilized, but the entire Asian region, including Japan, remains mired in a severe economic recession. Because devaluation of many of the region's local currencies made imported goods more expensive for consumers and businesses, demand for U.S. dollar denominated raw materials has plunged.
     Largely due to the atmospheric phenomenon known as El Ni o, the winter of 1997 in the United States was the second warmest in over 100 years. As a result, demand for energy-related commodities such as oil and gas fell sharply, and especially good growing conditions served to increase the supply of agricultural commodities and livestock. The warm winter affected commodities prices throughout the year because unsold goods went into storage, dramatically increasing inventories which remained high throughout the six-month reporting period.
     Basic economics tells us that when supply is high relative to demand, or when demand is low relative to supply, prices tend to fall. Over the past six months, the combination of ample supply and low demand drove commodities prices lower.


                         5  Oppenheimer Real Asset Fund

Avg  Annual  Total  Returns
For  the  Periods  Ended  3/31/99(2)

Class A
            Since
1 year    Inception
--------------------
-36.80%      -28.23%
--------------------

Class B
          Since
1 year    Inception
--------------------
-36.60%      -28.07%
--------------------

Class C
          Since
1 year    Inception
--------------------
-34.01%      -26.68%
--------------------

Class Y
          Since
1 year    Inception
--------------------
-32.77%      -25.98%
--------------------


An  interview  with  your  Fund's  managers

Why  hasn't  the  Fund  outperformed  the  overall  commodities  market?
As a mutual fund providing direct exposure to the commodities markets, the Fund is designed to closely mirror the overall market's performance. In fact, over the period we maintained a 95.6% correlation with the GSCI, which is consistent with the Fund's role as an asset allocation alternative within a broader investment portfolio.
     With respect to the remaining 4.4% of noncorrelative performance, we sought to enhance the Fund's performance by modestly increasing or decreasing our exposure to individual commodities relative to the benchmark. This strategy helped performance over the past year or so, when our preference for silver over gold in the precious metals sector helped reduce the effects of declining gold prices and magnify the effects of rising silver prices. Over the past six months, however, our modest emphasis on oil hindered performance. Although we increased our exposure to oil when prices were near historical lows, they subsequently declined even further.

2. Class A returns include the maximum 5.75% sales charge. Class A, B, C and Y shares were first publicly offered on 3/31/97. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class C returns include the contingent deferred sales charge of 1%. Class Y shares are available principally to certain institutional investors.
Class B and C shares are subject to a 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                         6  Oppenheimer Real Asset Fund
managers

When  can  we  expect  commodities  prices  to  recover?
As with stocks and bonds, it is virtually impossible to predict the short-term performance of the commodities markets. With that said, however, lately we have seen signs of a potential recovery. During the first two months of 1999, prices for livestock and industrial metals have increased, and agricultural and energy prices have stabilized. Precious metals prices, nonetheless, have continued to decline because of the massive selling of gold by central banks worldwide.
     In addition, global economic conditions appear to be changing. The first and most important positive sign for commodities is rising long-term interest rates during the first two months of 1999. In our view, rates have risen because of unexpectedly robust economic growth in the United States, the advent of European Monetary Union in Europe and international measures designed to stimulate economic growth in the emerging markets. If global economies grow more strongly than most analysts anticipate, demand for raw materials should rise and prices may recover.


                         7  Oppenheimer Real Asset Fund

An  interview  with  your  Fund's  managers

The second positive sign is the restructuring and consolidation of certain commodities-producing industries. For example, mining companies in both the precious metals and industrial metals sectors have shut down unprofitable mines. Agricultural companies have curtailed production on higher cost farms while energy companies have shut down production. Over the past six months some of the world's largest oil companies have announced plans to merge, enabling them to focus on their lowest cost areas of exploration and production. Even the Middle Eastern oil-producing nations within OPEC have announced cuts in production quotas. The effects of these actions should be a reduction in the available supply of these commodities, which we expect to support prices as inventories are drawn down.

What  can  be  expected  from  Oppenheimer  Real  Asset  Fund  in  1999?
We expect the Fund's performance to reflect the performance of the overall commodities markets. Despite the recent weakness in these markets, we believe that commodities have an important role as a financial planning tool in a diversified investment portfolio. At some point, stocks will reverse course. When that happens, we believe the Fund will help cushion the effects of stock market declines.


                         8  Oppenheimer Real Asset Fund

Portfolio  Composition(3)


[PIE  CHART]


- U.S. Government,
  Agencies &
  Mortgages         64.6%
- Commodity-Linked
  Notes             24.6
- Cash Equivalents  10.8


In our view, owning a variety of financial assets that respond differently to the same economic influences is the essence of diversification. And providing the products and services investors require for broad diversification is an important part of what makes OppenheimerFunds The Right Way to Invest.

Sector Weights
Percentage of Commodity-Linked Notes(4)
----------------------------------------------
Petroleum                                40.0%
----------------------------------------------
Agriculture                              24.6
----------------------------------------------
Natural Gas                              13.4
----------------------------------------------
Livestock                                12.1
----------------------------------------------
Industrial Metals                         6.2
----------------------------------------------
Precious Metals                           3.7

3. Portfolio is subject to change. Percentages are as of February 28, 1999, and are dollar-weighted based on total investments.
4. Portfolio is subject to change. Percentages are as of February 28, 1999, and are dollar-weighted based on commodity-linked notes. The Fund's allocation of its investments within each sector of the GSCI may differ (at times, significantly) from the sector weightings within the GSCI.


                         9  Oppenheimer Real Asset Fund

                                   Financials








                         10  Oppenheimer Real Asset Fund

Statement  of  Investments  February  28,  1999  (Unaudited)
------------------------------------------------------------

                                                                         Face     Market Value
                                                                        Amount     See Note 1
-----------------------------------------------------------------------------------------------
Mortgage-Backed Obligations-53.2%
-----------------------------------------------------------------------------------------------
Government Agency-43.5%
-----------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored-43.5%
Federal Home Loan Mortgage Corp., Collateralized Mtg.
Obligations, Gtd. Multiclass Mtg. Participation Certificates,
Series 1451, Cl. G, 7%, 9/15/06                                       $8,000,000  $   8,070,000
-----------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 6/30/99(1)                                                         6,500,000      6,515,210
6.03%, 7/7/99(1)                                                       6,540,000      6,556,350
6.07%, 7/1/99(1)                                                       1,220,000      1,223,050
6.29%, 5/7/99(1)                                                       3,480,000      3,485,986
-----------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates,
Trust 1992-188, Cl. PG, 6.65%, 1/25/17                                 3,294,747      3,299,887
-----------------------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed Security:
Trust 1993-23, Cl. PN, 12.935%, 4/25/22(1)(2)                          3,624,240        978,545
Trust 1997-3, 9.001%, 3/18/26(1)(2)                                    3,424,713        719,190
-----------------------------------------------------------------------------------------------
Government National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security, Series 1997-5, Cl. PJ, 19.002%, 5/20/22(2)       2,442,142        238,872
                                                                                  -------------
                                                                                     31,087,090

-----------------------------------------------------------------------------------------------
Private-9.7%
-----------------------------------------------------------------------------------------------
Commercial-6.8%
NC Finance Trust, Collateralized Mtg. Obligations,
Series 1998-I, Cl. 1, 5%, 5/25/28(3)                                   4,104,747      3,981,605
-----------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates,
Series 1994-C2, Cl. G, 8%, 4/25/25                                       884,888        853,640
                                                                                  -------------
                                                                                      4,835,245

-----------------------------------------------------------------------------------------------
Residential-2.9%
Salomon Brothers Mortgage Securities VII,
Series 1998-2, Cl. 1, 5%, 11/25/27(3)                                  2,146,687      2,058,136
                                                                                  -------------
Total Mortgage-Backed Obligations (Cost $38,353,598)                                 37,980,471


                         11  Oppenheimer Real Asset Fund

----------------------------------------------------

                                                                           Face      Market Value
                                                                          Amount      See Note 1
--------------------------------------------------------------------------------------------------
U.S. Government Obligations-10.5%
--------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 6.52% Debs., 1/2/02                   $4,870,000   $   5,000,803
--------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Unsec. Medium-Term Nts., 5.08%, 9/24/99                                  2,500,000       2,497,650
                                                                                     -------------
Total U.S. Government Obligations (Cost $7,502,291)                                      7,498,453

--------------------------------------------------------------------------------------------------
Structured Instruments-24.2%
--------------------------------------------------------------------------------------------------
AIG International, Inc., Commodity Index Excess Return
Linked Nts., 4.81%, 1/6/00(4)(7)                                         5,000,000       4,485,250
--------------------------------------------------------------------------------------------------
Bank of America NT & SA (London Branch), Goldman Sachs
Commodity Index Excess Return Linked Nts., 4.60%, 12/23/99(5)(7)         6,500,000       3,974,750
--------------------------------------------------------------------------------------------------
Cargill Financial Services Corp., Goldman Sachs
Commodity Index Total Return Linked Nts., 4.75%, 12/15/99(5)(7)          4,000,000       3,366,373
--------------------------------------------------------------------------------------------------
Chase Manhattan Bank USA National Assn.,
Chase Physical Commodity Index Linked Deposit Nts.:
4.70%, 12/15/99(6)(7)                                                    2,500,000       2,229,500
5.40%, 8/30/99(6)(7)                                                     5,500,000       3,240,600
                                                                                     -------------
Total Structured Instruments (Cost $23,500,000)                                         17,296,473

--------------------------------------------------------------------------------------------------
Repurchase Agreements-10.7%
--------------------------------------------------------------------------------------------------
Repurchase agreement with First Chicago Capital Markets, 4.73%, dated 2/26/99, to be repurchased at $7,602,996 on 3/1/99,
collateralized by U.S. Treasury Nts., 5.375%-7.875%, 6/30/99-2/15/07,
with a value of $7,801,428 (Cost $7,600,000)                             7,600,000       7,600,000
--------------------------------------------------------------------------------------------------

Total Investments, at Value (Cost $76,955,889)                                98.6%     70,375,397
--------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                1.4         976,346
                                                                        -----------  -------------
Net Assets                                                                   100.0%  $  71,351,743
                                                                        ===========  =============


                         12  Oppenheimer Real Asset Fund

1. Securities with an aggregate market value of $18,499,786 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
3. Identifies issues considered to be illiquid or restricted-See Note 7 of Notes to Financial Statements.
4. Security is linked to the Dow Jones-AIG Commodity Index. The index contains commodities from the sectors of energy, precious metals, livestock and grains; however, no related group of commodities may constitute more than 33% of the index and no single commodity may constitute less than 2% of the index. The index is designed to provide weightings that reflect economic significance, diversification, low volatility, annual reweightings and rebalancing and liquidity.
5. Security is linked to the Goldman Sachs Commodity Index, the Goldman Sachs Commodity Excess Return Index or the Goldman Sachs Commodity Index Total Return Index. The indexes currently contain twenty-six commodities from the sectors of energy, metals and agricultural products. Individual components qualify for the inclusion in the index based on liquidity and are weighted by their respective world production quantities.
6. Security is linked to the Chase Physical Commodity Index. The index currently contains nineteen commodities from the sectors of energy, metals, livestock, grain and fiber. The index offers a balanced cross-section of physical commodities and, in order to optimally reflect real market conditions, the weight of the different commodities may be adjusted annually in keeping with prevailing world supply, demand and inventory conditions.
7. Security is leveraged, which increases the Fund's exposure to commodities and increases the notes' volatility relative to the face value of the security by a weighted average leverage factor of 3.00.

See  accompanying  Notes  to  Financial  Statements.


                         13  Oppenheimer Real Asset Fund

Statement  of  Assets  and  Liabilities  February  28,  1999  (Unaudited)
-------------------------------------------------------------------------

Assets
Investments, at value (including repurchase agreements of $7,600,000)
(cost $76,955,889)-see accompanying statement                          $ 70,375,397
------------------------------------------------------------------------------------
Cash                                                                        393,857
------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                          1,056,583
Shares of beneficial interest sold                                          361,911
Interest and principal paydowns                                             190,650
Daily variation on futures contracts-Note 5                                   7,912
Other                                                                        25,691
                                                                       -------------
Total assets                                                             72,412,001

------------------------------------------------------------------------------------
Liabilities
Options written, at value (premiums received $468,530)-
see accompanying statement-Note 6                                           428,089
------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                      286,574
Daily variation on futures contracts-Note 5                                 249,930
Shareholder reports                                                          42,014
Distribution and service plan fees                                           32,630
Transfer and shareholder servicing agent fees                                 6,107
Other                                                                        14,914
                                                                       -------------
Total liabilities                                                         1,060,258

------------------------------------------------------------------------------------
Net Assets                                                             $ 71,351,743
                                                                       =============

------------------------------------------------------------------------------------
Composition of Net Assets
Paid-in capital                                                        $148,071,014
------------------------------------------------------------------------------------
Undistributed net investment income                                         261,642
------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                (70,276,208)
------------------------------------------------------------------------------------
Net unrealized depreciation on investments - Notes 3 and 5               (6,704,705)
                                                                       -------------
Net assets                                                             $ 71,351,743
                                                                       =============


                         14  Oppenheimer Real Asset Fund

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
50,457,527 and 11,548,173 shares of beneficial interest outstanding)             $4.37
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                       $4.64
---------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $12,275,820
and 2,807,377 shares of beneficial interest outstanding)                          $4.37
---------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,617,961
and 1,977,344 shares of beneficial interest outstanding)                          $4.36
---------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $435 and 100 shares of beneficial interest outstanding)             $4.35

See  accompanying  Notes  to  Financial  Statements.


                         15  Oppenheimer Real Asset Fund

Statement  of  Operations For the Six Months Ended February 28, 1999 (Unaudited)

------------------------------------------------------------------------------------
Investment Income
Interest                                                               $  2,257,104
------------------------------------------------------------------------------------
Expenses
Management fees-Note 4                                                      419,260
------------------------------------------------------------------------------------
Distribution and service plan fees-Note 4:
Class A                                                                      72,998
Class B                                                                      77,391
Class C                                                                      48,337
------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees-Note 4                        130,061
------------------------------------------------------------------------------------
Shareholder reports                                                          75,359
------------------------------------------------------------------------------------
Custodian fees and expenses                                                  23,033
------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                  18,292
------------------------------------------------------------------------------------
Trustees' compensation                                                        4,827
------------------------------------------------------------------------------------
Other                                                                        16,472
                                                                       -------------
Total expenses                                                              886,030
Less expenses paid indirectly-Note 4                                         (2,110)
                                                                       -------------
Net expenses                                                                883,920

------------------------------------------------------------------------------------
Net Investment Income                                                     1,373,184

------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments                                                             (17,877,992)
Closing of futures contracts                                             (3,768,084)
Closing and expiration of option contracts written-Note 6                  (626,990)
                                                                       -------------
Net realized loss                                                       (22,273,066)

------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments      2,623,206
                                                                       -------------
Net realized and unrealized loss                                        (19,649,860)

------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations                   $(18,276,676)
                                                                       =============

See  accompanying  Notes  to  Financial  Statements.


                         16  Oppenheimer Real Asset Fund

Statements  of  Changes  in  Net  Assets

                                                         Six Months Ended     Year Ended
                                                         February 28, 1999    August 31,
                                                            (Unaudited)          1998
------------------------------------------------------------------------------------------
Operations
Net investment income                                   $       (1,373,184   $ (4,066,912
------------------------------------------------------------------------------------------
Net realized loss                                              (22,273,066)   (47,729,016)
------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation            2,623,206    (10,943,262)
                                                        -------------------  -------------

Net decrease in net assets resulting from operations           (18,276,676)   (54,605,366)

------------------------------------------------------------------------------------------
Dividends to Shareholders
Dividends from net investment income:
Class A                                                         (2,907,698)    (1,102,914)
Class B                                                           (620,048)      (441,240)
Class C                                                           (406,781)      (236,846)
Class Y                                                                (30)           (21)
------------------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions-Note 2:
Class A                                                          3,527,374     61,012,518
Class B                                                         (1,122,588)    14,242,312
Class C                                                            990,474      6,523,710

------------------------------------------------------------------------------------------
Net Assets
Total increase (decrease)                                      (18,815,973)    25,392,153
------------------------------------------------------------------------------------------
Beginning of period                                             90,167,716     64,775,563
                                                        -------------------  -------------
End of period (including undistributed net investment
income of $261,642 and $2,823,015, respectively)        $       71,351,743   $ 90,167,716
                                                        ===================  =============

See  accompanying  Notes  to  Financial  Statements.


                         17  Oppenheimer Real Asset Fund

Financial  Highlights
---------------------

                                                 Class  A
                                                 ----------------------------------
                                                 Six  Months
                                                 Ended
                                                 February  28,
                                                 1999     Year  Ended  August  31,
                                                 (Unaudited)     1998      1997(1)
-----------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period             $      5.81   $  10.31   $  10.00
-----------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .10        .29        .09
Net realized and unrealized gain (loss)                (1.26)     (4.59)       .22
                                                 ------------  ---------  ---------

Total income (loss) from investment operations         (1.16)     (4.30)       .31
Dividends to shareholders from net
investment income                                       (.28)      (.20)         -
-----------------------------------------------------------------------------------
Net asset value, end of period                   $      4.37   $   5.81   $  10.31
                                                 ============  =========  =========

Total Return, at Net Asset Value(2)                  (20.20)%   (42.43)%      3.10%
-----------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)         $    50,458   $ 62,568   $ 37,687
-----------------------------------------------------------------------------------
Average net assets (in thousands)                $    59,125   $ 59,251   $ 18,361
-----------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                3.51%(3)      4.59%   4.27%(3)
Expenses(4)                                          1.89%(3)      1.66%   1.74%(3)
-----------------------------------------------------------------------------------
Portfolio turnover rate(5)                                29%       105%        39%

1.  For  the  period from March 31, 1997 (commencement of operations) to August 31,
1997.
2.  Assumes a $1,000 hypothetical initial investment on the business day before the first  day of the fiscal period (or commencement of operations), with all dividends and  distributions  reinvested  in  additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized  for  periods  of  less  than  one  full  year.
3.  Annualized.


                         18  Oppenheimer Real Asset Fund

                                                 Class  B                            Class  C
                                                 Six  Months                         Six  Months
                                                 Ended                               Ended
                                                 February  28,                       February  28,
                                                 1999         Year Ended August 31,  1999          Year Ended August 31,


                                                 (Unaudited)     1998      1997(1)   (Unaudited)     1998      1997(1)
-----------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period             $      5.76   $  10.27   $  10.00   $      5.76   $  10.26   $  10.00
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .09        .28        .07           .07        .26        .08
Net realized and unrealized gain (loss)                (1.26)     (4.62)       .20         (1.24)     (4.60)       .18
                                                 ------------  ---------  ---------  ------------  ---------  ---------

Total income (loss) from investment operations         (1.17)     (4.34)       .27         (1.17)     (4.34)       .26
-----------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net
investment income                                       (.22)      (.17)         -          (.23)      (.16)         -
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $      4.37   $   5.76   $  10.27   $      4.36   $   5.76   $  10.26
                                                 ============  =========  =========  ============  =========  =========

-----------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(2)                  (20.52)%   (42.89)%      2.70%      (20.49)%   (42.87)%      2.60%
-----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)         $    12,276   $ 17,357   $ 16,471   $     8,618   $ 10,243   $ 10,616
-----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $    15,579   $ 22,659   $  7,388   $     9,738   $ 12,060   $  5,599
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                2.75%(3)      3.87%   3.35%(3)      2.74%(3)      3.87%   3.34%(3)
Expenses(4)                                          2.64%(3)      2.39%   2.56%(3)      2.64%(3)      2.38%   2.56%(3)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                29%       105%        39%           29%       105%        39%

4.  The  expense  ratio  reflects  the  effect  of  expenses  paid  indirectly  by  the  Fund.
5.  The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value  of  portfolio  securities  owned during the period. Securities with a maturity or expiration date at the time of acquisition  of  one  year  or  less  are  excluded  from  the  calculation.  Purchases  and  sales of investment securities (excluding short-term securities) for the period ended February 28, 1999, were $22,609,885 and $32,419,045, respectively.


                         19  Oppenheimer Real Asset Fund

----------------------------------

                                                 Class  Y
                                                 ----------------------------------
                                                 Six  Months
                                                 Ended
                                                 February  28,
                                                 1999         Year Ended August 31,
                                                 (Unaudited)     1998      1997(1)
-----------------------------------------------------------------------------------

Per Share Operating Data
Net asset value, beginning of period             $      5.81   $  10.31   $  10.00
-----------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .09        .42        .20
Net realized and unrealized gain (loss)                (1.25)     (4.71)       .11
                                                 ------------  ---------  ---------

Total income (loss) from investment operations         (1.16)     (4.29)       .31

-----------------------------------------------------------------------------------
Dividends to shareholders from net
investment income                                       (.30)      (.21)         -
-----------------------------------------------------------------------------------
Net asset value, end of period                   $      4.35   $   5.81   $  10.31
                                                 ============  =========  =========

-----------------------------------------------------------------------------------
Total Return, at Net Asset Value(2)                  (20.17)%   (42.38)%      3.10%
-----------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                   -   $      1   $      1
Average net assets (in thousands)                $         1   $      1   $      1
Ratios to average net assets:
Net investment income                                3.57%(3)      4.84%   4.75%(3)
Expenses(4)                                          1.79%(3)      1.40%   1.57%(3)
-----------------------------------------------------------------------------------
Portfolio turnover rate(5)                                29%       105%        39%

1.  For  the  period from March 31, 1997 (commencement of operations) to August 31,
1997.
2.  Assumes a $1,000 hypothetical initial investment on the business day before the first  day of the fiscal period (or commencement of operations), with all dividends and  distributions  reinvested  in  additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized  for  periods  of  less  than  one  full  year.
3.  Annualized.
4.  The  expense ratio reflects the effect of expenses paid indirectly by the Fund.
5.  The  lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one  year  or  less  are  excluded  from  the  calculation.  Purchases and sales of investment  securities  (excluding  short-term  securities)  for  the  period ended
February  28,  1999,  were  $22,609,885  and  $32,419,045,  respectively.

See accompanying Notes to Financial Statements.


                         20  Oppenheimer Real Asset Fund

Notes to Financial Statements (Unaudited)

--------------------------------------------------------------------------------
1.  Significant  Accounting  Policies
Oppenheimer Real Asset Fund (the Fund) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's objective is to seek to provide total return. The Fund seeks its investment objective by investing primarily in commodity-linked hybrid instruments and U.S. government securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Sub-Advisor is Oppenheimer Real Asset Management, Inc., a wholly owned subsidiary of the Advisor. The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge, except for purchases greater than $1 million. Class A, Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Structured Notes. The Fund invests in commodity-linked structured notes whose market value and redemption price are linked to commodity indices. The structured notes are leveraged, which increases the Fund's exposure to changes in prices of the overall commodities' markets and increases the potential of the notes' volatility relative to the face value of the securities. Fluctuations in value of these securities related to the commodity exposure are recorded as unrealized gains and losses in the accompanying financial statements. During the six months ended February 28, 1999, the market value of these securities comprised 33% of the Fund's net assets, on average, and resulted in realized and unrealized losses of $23,706,455. The Fund also hedges a portion of the commodity exposure generated by these securities, as discussed in Note 5.



                         21  Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
1.  Significant  Accounting  Policies  (continued)
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.



                         22  Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of August 31, 1998, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $49,041,000, which expires in 2006.

--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately For Class A, Class B, Class C and Class Y shares from net investment income annually. Beginning March 1999, the Fund will declare dividends separately for Class A, Class B, Class C and Class Y shares from net investment income quarterly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                         23  Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
2.  Shares  of  Beneficial  Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              Six Months Ended               Year Ended
                              February 28, 1999            August 31, 1998
                         --------------------------  --------------------------
                           Shares        Amount        Shares        Amount
-------------------------------------------------------------------------------
Class A:
Sold                      5,695,371   $ 30,227,878   11,980,392   $101,952,769
Dividends reinvested        581,217      2,667,787      111,164      1,045,978
Redeemed                 (5,493,773)   (29,368,291)  (4,981,608)   (41,986,229)
                         -----------  -------------  -----------  -------------
Net increase                782,815   $  3,527,374    7,109,948   $ 61,012,518
                         ===========  =============  ===========  =============


-------------------------------------------------------------------------------
Class B:
Sold                        520,788   $  2,765,846    2,490,310   $ 22,171,281
Dividends reinvested        119,697        550,607       42,367        397,911
Redeemed                   (845,295)    (4,439,041)  (1,124,288)    (8,326,880)
                         -----------  -------------  -----------  -------------
Net increase (decrease)    (204,810)  $ (1,122,588)   1,408,389   $ 14,242,312
                         ===========  =============  ===========  =============


-------------------------------------------------------------------------------
Class C:
Sold                        572,550   $  2,978,004    1,579,842   $ 13,009,004
Dividends reinvested         82,781        379,966       24,009        227,456
Redeemed                   (456,680)    (2,367,496)    (860,150)    (6,712,750)
                         -----------  -------------  -----------  -------------
Net increase                198,651   $    990,474      743,701   $  6,523,710
                         ===========  =============  ===========  =============

--------------------------------------------------------------------------------
3.  Unrealized  Gains  and  Losses  on  Investments
As of February 28, 1999, net unrealized depreciation on investments and options written of $6,540,051 was composed of gross appreciation of $85,714, and gross depreciation of $6,625,765.

--------------------------------------------------------------------------------
4.  Management  Fees  and  Other  Transactions  with  Affiliates
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.0% of the first $200 million of average net assets, 0.90% of the next $200 million, 0.85% of the next $200 million, 0.80% of the next $200 million, and 0.75% of net assets in excess of $800 million. Under the Sub-Advisory Agreement, the Manager pays the Sub-Advisor the following annual fees: 0.50% of the first $200 million of average net assets, 0.45% of the next $200 million, 0.425% of the next $200 million, 0.40% of the next $200 million, and 0.375% of the net assets in excess of $800 million. The Fund's management fee for the six months ended February 28, 1999 was 1.00% of average annual net assets for each class of shares.


                         24  Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
For the six months ended February 28, 1999, commissions (sales charges paid by investors) on sales of Class A shares totaled $87,952, of which $26,650 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Advisor, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $4,985, $48,459 and $23,524, respectively. The amount paid to an affiliated broker/dealer for Class B shares was $3,042. During the six months ended February 28, 1999, OFDI received contingent deferred sales charges of $52,749 and $2,834, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.
     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.
     Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
     The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended February 28, 1999, OFDI paid $1,602 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.
     The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the six months ended February 28, 1999, OFDI retained $68,306 and $40,497, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of February 28, 1999, OFDI had incurred excess distribution and servicing costs of $1,364,148 for Class B and $50,119 for Class C.


                         25  Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
5.  Futures  Contracts
The Fund may buy and sell futures contracts, primarily to hedge the various commodities exposures inherent in its holdings of structured notes that are linked to commodities indices. The Fund may also buy or write put or call options on these futures contracts.
     The Fund generally sells futures contracts to hedge against increases in interest rates or decreases in commodity prices and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts without owning the underlying fixed-income security as an efficient or cost effective means to gain exposure to changes in commodity prices. The Fund will then either purchase the underlying fixed-income security or close out the futures contract.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


                         26  Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
As  of February 28, 1999, the Fund had outstanding futures contracts as follows:

                                                                    Unrealized
                       Expiration  Number of   Valuation as of     Appreciation
Contract Description      Date     Contracts  February 28, 1999   (Depreciation)
---------------------  ----------  ---------  ------------------  ---------------

Contracts to Purchase
---------------------
COMMODITIES
Agriculture
Corn                         9/99         45  $          504,563  $      (17,439)
Energy
Crude Oil                    3/99         45             552,150          (4,600)
Crude Oil                    2/00        100           1,341,000           9,500
Crude Oil                   11/99        119           1,563,660          54,670
Gasoline                     3/99         75           1,196,370          19,845
Heating Oil                  3/99         75           1,019,655          26,670
Natural Gas                  3/99         90           1,465,200         (79,300)
Natural Gas                 12/99        100           2,330,000         (32,500)
Natural Gas                  6/99        100           1,743,000        (113,250)
                                                                  ---------------
                                                                        (136,404)
                                                                  ---------------

Contracts to Sell
---------------------
COMMODITIES
Industrial Metals
Aluminum                     5/99         30             889,125            (375)
Precious Metals
Silver                       5/99         50           1,407,500         (27,875)
                                                                  ---------------
                                                                         (28,250)
                                                                  ---------------
                                                                  $     (164,654)
                                                                  ===============


                         27  Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
6.  Option  Activity
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying securities at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
     Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the six months ended February 28, 1999, was as follows:

                           Call Options                Put Options
                           --------------------------  -------------------------
                             Number of     Amount of    Number of     Amount of
                              Options      Premiums      Options      Premiums
--------------------------------------------------------------------------------
Options outstanding as of
August 31, 1998                       -   $        -           100   $ ( 95,750
Options written                     100       72,500         1,350    1,003,750
Options closed or expired          (100)     (72,500)       (1,008)    (630,970)
                           -------------  -----------  ------------  -----------
Options outstanding as of
February 28, 1999                     -   $        -           442   $  468,530
                           =============  ===========  ============  ===========


                         28  Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
7.  Illiquid  and  Restricted  Securities
As of February 28, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of February 28, 1999, was $6,039,741, which represents 8.46% of the Fund's net assets.

--------------------------------------------------------------------------------
8.  Bank  Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.
     The Fund had no borrowings outstanding during the six months ended February 28, 1999.


                         29  Oppenheimer Real Asset Fund

Oppenheimer  Real  Asset  Fund
--------------------------------------------------------------------------------
Officers and Trustees    James C. Swain, Chairman and Chief Executive Officer
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Avis, Trustee
                         William A. Baker, Trustee
                         Charles Conrad, Jr., Trustee
                         Jon S. Fossel, Trustee
                         Sam Freedman, Trustee
                         Raymond J. Kalinowski, Trustee
                         C. Howard Kast, Trustee
                         Robert M. Kirchner, Trustee
                         Ned M. Steel, Trustee
                         George C. Bowen, Trustee, Vice President, Treasurer and
                         Assistant Secretary
                         Andrew J. Donohue, Vice President and Secretary
                         Mark J.P. Anson, Vice President
                         Russell Read, Sr. Vice President
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary

--------------------------------------------------------------------------------
Investment Advisor       OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
Sub-Advisor              Oppenheimer Real Asset Management, Inc.

--------------------------------------------------------------------------------
Distributor              OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

--------------------------------------------------------------------------------
Custodian of             The Bank of New York
Portfolio Securities

--------------------------------------------------------------------------------
Independent Auditors     Deloitte & Touche LLP

--------------------------------------------------------------------------------
Legal Counsel            Myer, Swanson, Adams & Wolf, P.C.

--------------------------------------------------------------------------------
Special Counsel          Kramer, Levin, Naftalis & Frankel
                         The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors.
                         This is a copy of a report to shareholders of Oppenheimer Real Asset
                         Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Real Asset Fund. For material information
                         concerning the Fund, see the Prospectus.
                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                         30  Oppenheimer Real Asset Fund

OppenheimerFunds  Family
------------------------

-----------------------------------------------------------------------------------------
Real Asset Funds
-----------------------------------------------------------------------------------------
Real Asset Fund               Gold & Special Minerals Fund

-----------------------------------------------------------------------------------------
Global Stock Funds
-----------------------------------------------------------------------------------------
Developing Markets Fund       International Growth Fund       Global Growth & Income Fund
International Small           Global Fund                     Europe Fund
 Company Fund                 Quest Global Value Fund

-----------------------------------------------------------------------------------------
Stock Funds
-----------------------------------------------------------------------------------------
Enterprise Fund               MidCap Fund                     Growth Fund
Discovery Fund                Capital Appreciation Fund       Large Cap Growth Fund
Quest Small Cap Value Fund    Quest Capital Value Fund        Disciplined Value Fund
                                                              Quest Value Fund

-----------------------------------------------------------------------------------------
Stock & Bond Funds
-----------------------------------------------------------------------------------------
Main Street Growth &          Total Return Fund               Multiple Strategies Fund
 Income Fund(1)               Quest Balanced                  Disciplined Allocation Fund
Quest Opportunity              Value Fund                     Convertible Securities Fund
 Value Fund                   Capital Income Fund(2)
-----------------------------------------------------------------------------------------
Taxable Bond Funds
-----------------------------------------------------------------------------------------
International Bond Fund       Champion Income Fund            U.S. Government Trust
World Bond Fund               Strategic Income Fund           Limited-Term Government Fund
High Yield Fund               Bond Fund

-----------------------------------------------------------------------------------------
Municipal Bond Funds
-----------------------------------------------------------------------------------------
California Municipal Fund(3)  Pennsylvania Municipal Fund(3)  Rochester Division:
Florida Municipal Fund(3)     Municipal Bond Fund             Rochester Fund Municipals
New Jersey Municipal Fund(3)  Insured Municipal Fund          Limited Term New York
New York Municipal Fund(3)    Intermediate Municipal Fund      Municipal Fund

-----------------------------------------------------------------------------------------
Money Market Funds(4)
-----------------------------------------------------------------------------------------
Money Market Fund           Cash Reserves

1.  On  12/22/98, the Fund's name was changed from "Main Street Income & Growth Fund."
2.  On  4/1/99,  the  Fund's  name  was  changed  from  "Equity  Income  Fund."
3.  Available  only  to  investors  in  certain  states.
4.  An  investment  in  money  market  funds  is neither insured nor guaranteed by the
Federal  Deposit  Insurance Corporation or any other government agency. Although these funds  may  seek  to  preserve  the value of your investment at $1.00 per share, it is possible  to  lose  money  by  investing  in  these  funds.
Oppenheimer  funds  are  distributed  by OppenheimerFunds Distributor, Inc., Two World
Trade  Center,
New  York,  NY  10048-0203.
  Copyright  1999  OppenheimerFunds,  Inc.  All  rights  reserved.


                         31  Oppenheimer Real Asset Fund

Information  and  services
--------------------------
As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.
     And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.
     When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.
     For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.
     You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.
     So call us today, or visit us at our website at www.oppenheimerfunds.com-we're here to help.

                                                                OppenheimerFunds
                                                               Distributor, Inc.

Internet
24-hr access to account information. Online transactions now available www.oppenheimerfunds.com

General  Information
Mon-Fri  8:30am-9pm  ET
Sat  10am-4pm  ET
1-800-525-7048

Account  Transactions
Mon-Fri  8:30am-9pm  ET
Sat  10am-4pm  ET
1-800-852-8457

PhoneLink
24-hr  automated  information
and  automated  transactions
1-800-533-3310

Telecommunication  Device
for  the  Deaf  (TDD)
Mon-Fri  8:30am-6pm  ET
1-800-843-4461

OppenheimerFunds
Information  Hotline
24 hours a day, timely and insightful messages on the economy and issues that affect your investments
1-800-835-3104


                         32  Oppenheimer Real Asset Fund


RS 0735.col.0299    April 29, 1999